Netcapital *Inc.*

A Fintech Leader in Private Capital Markets

December 2020

Forward-Looking Statements

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of Netcapital Inc.'s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause Netcapital Inc.'s actual results to differ materially from those described in the forward-looking statements can be found in Netcapital Inc.'s Quarterly Report on Form 10-Q for our fiscal quarter ended July 31, 2020, which has been filed with the Securities and Exchange Commission and is available on Netcapital Inc.'s website and on the Securities and Exchange Commission's website. Netcapital Inc. does not undertake to update the forward-looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements.



What We Do

- Incubate, accelerate, and empower private companies to grow
- Allow entrepreneurs to raise capital digitally
- Provide public access to early-stage investment opportunities
- Market offerings to investors using digital technology and personal relationships
- Connect clients with our deep network of institutional and accredited investors



Netcapital: Digital Private Markets Ecosystem

Netcapital
netcapital.com

- SEC registered funding portal allows entrepreneurs to raise capital digitally
- Provides public access to investments in early-stage companies
- Delivers potential liquidity for investors through a Secondary Transfer Platform provided by Netcapital Systems

Netcapital Advisors
netcapitaladvisors.com

- Prepares private companies at all stages to raise capital
- Takes equity stakes in select, disruptive start-ups
- Markets Netcapital offerings through digital advertising and targeted investor introductions

KingsCrowd
kingscrowd.com

- Offers research and recommendations on private capital market offerings
- Aggregates, analyzes, and rates companies raising across major funding portals
- Provides proprietary benchmarks and portfolio analytics tools

Significant Opportunity for Online Private Markets

- U.S. private deal placements were more than $800 billion in 2019 (Pitchbook)
- $66 billion raised under exemptions 506(c) and 4(a)(6) in 2019 (SEC)
- Private capital markets are growing at twice the rate of public markets. (Forbes)

> "Private capital markets...have leapfrogged public markets to become the most popular way for companies to raise money in the U.S."
>
> The Wall Street Journal

Business Model

Fee-based revenue model plus equity stakes

Netcapital

- 4.9% success fee (percentage of raise)
- Engagement and other fees

Netcapital *Advisors*

Consulting fees plus equity stakes in select start-ups with disruptive technologies



SEC Regulatory Changes Provide Tailwind

In March 2020, The Securities and Exchange Commission (SEC) proposed meaningful changes to multiple private securities exemptions.

Proposed Changes to Reg CF:

- Raise limit to $5 M from $1.07 M
- Remove limits for accredited investors
- Non-accredited investors: revise limit calculation to the greater (from lesser) of annual income or net worth

Netcapital: Strong, Scalable Business Model

75% success rate of offerings raised on the platform

Dollars invested have doubled over past six months*

Volume traded through Secondary Transfer Platform** has quadrupled over past six months*

New investors up more than tenfold over past year*

* through the six months ended September 2020
** provided by Netcapital Systems

Team



Cecilia Lenk

CEO Netcapital Inc.

- Ph.D., Harvard
- Angel Investor, Launchpad Venture Group



Coreen Kraysler, CFA

CFO Netcapital Inc.

- S.M., MIT Sloan
- Former Morningstar 5-star Rated Portfolio Manager



Kathy Kraysler

CMO Netcapital Inc.

- M.B.A., Yale
- Former Director of Audience Analytics at MIT



Jason Frishman

CEO Netcapital Funding Portal Inc.

- B.S., Summa Cum Laude, University of Miami
- Advisor, The Capital Network

Investment Case Summary

Powerful Fintech Leader in Private Capital Markets

- Proven, scalable technology allows entrepreneurs to raise capital digitally
- Significant opportunity for online private markets to disrupt traditional funding sources
- Regulatory changes create a tailwind
- Experienced leadership team comprised of professional investors and entrepreneurs in place
- Secondary Transfer Platform provided by Netcapital Systems presents future monetization opportunity



Thank You

Coreen Kraysler, CFA

coreen.kraysler@netcapital.com

781-925-1700

Netcapital *Inc.*

https://netcapitalinc.com